                                                                    EXHIBIT 10.5

                    SOUTH TEXAS DRILLING & EXPLORATION, INC.
                                 1995 STOCK PLAN

         1. Purpose. This 1995 Stock Plan (the "Plan") is intended to provide incentives (a) to the officers and employees of South Texas Drilling & Exploration, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations"), by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422A(b) of the Internal Revenue Code of 1986 (the "Code") ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations, or any other person or entity, including persons providing regular services to the Company or Related Corporations ("Other Person or Entity"), by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations, or any Other Person or Entity, by providing them with awards of stock in the Company ("Awards"); and
(d) to outside directors by providing each of them with a grant of five-year options to purchase 10,000 shares of Common Stock upon becoming a director of the Company and thereafter by providing each of them with annual grants of five-year options to purchase 5,000 shares of Common Stock ("Outside Directors' Options"). Anything in this Plan to the contrary notwithstanding, Stock Rights (as defined below) shall not be granted or awarded hereunder to any administrator or administrators if such grant, award or purchase would cause such administrator or administrators not to satisfy the "disinterested person" requirements of Rule 16b-3, or any successor or amended rule ("Rule 16b-3"), promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act").

         ISOs, Non-Qualified Options and Outside Directors' Options are referred to hereafter individually as an "Option" and collectively as "Options." Options and Awards are referred to hereafter collectively as "Stock Rights." Recipients of such Stock Rights are hereafter referred to individually as an "Optionee" and collectively as "Optionees." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" respectively, as those terms are defined in Section 425 of the Code.

         2. Administration of the Plan. The Plan shall be administered (i) to the extent required by Rule 16b-3, by an administrator or administrators in compliance with Rule 16b-3, and (ii) in all other cases, by such administrator or administrators as the Board of Directors (the "Board") may designate (collectively, the "Administrators"). Subject to the terms of the Plan, the applicable Administrator shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 1 to receive ISOs) to whom ISOs may be granted and to determine (from among the class of individuals and entities eligible under paragraph 1 to receive Non-Qualified Options or Awards) to whom Non-Qualified Options or Awards may be granted; (ii) determine the time or times at which Options or Awards may be granted; (iii) determine the option price of shares subject to each Option (subject to the requirements of paragraph 4 with respect to ISOs and paragraph 5 with respect to Non-Qualified Options); (iv) determine whether each option granted shall be an ISO or a Non-Qualified Option; (v) determine the time or times when each Option shall become exercisable and the duration of the exercise period (subject to paragraph 4 with respect to ISOs and paragraph 5 with respect to Non-Qualified Options); (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Stock Rights and the nature of such restrictions, if any; and
(vii) interpret the Plan and prescribe and rescind rules and regulations relating to it; however, neither the Board nor the applicable Administrator shall have any authority to determine whether or when an outside director shall receive or exercise Outside Directors' Options (or to determine the exercise price of such Outside Directors' Options) other than to ensure compliance with the terms of the Plan with respect to Outside Directors. Options. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the applicable Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the applicable Administrator. The interpretation and construction by the applicable Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. Administrators or the Board may from time to time adopt such rules and regulations for carrying out the Plan as they may deem best. No member of the Board, any Administrator nor the Company shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

         3. Stock. The stock subject to the Stock Rights shall be authorized but unissued shares of the Company's Common Stock, par value $.10 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 1,500,000; provided, however, that in no event shall the number of shares of Common Stock subject to, and issued upon the exercise of, ISOs exceed 1,500,000 in the aggregate; and provided, further that the maximum number of shares of Common Stock issuable under the Plan to any employee of the Company in any calendar year shall not exceed 1,200,000. The number of shares authorized for the grant of Stock Rights under the Plan shall be subject to adjustment as provided in paragraph 8. If any Option or any other Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to any Stock Right, the unpurchased shares subject to such Options or Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan to the extent permitted by Rule 16b-3. -

         4. ISO Provisions. Any of the following provisions shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to the Code and the regulations issued thereunder.

               A. Grant of ISO. All ISOs shall be granted under the Plan within ten (10) years of the date of the Plan's adoption by the Board or the date the Plan receives the requisite shareholder approval, whichever is earlier.

               B. Minimum Option Price for ISOs.

                    (i) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock representing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant.

                    (ii) In no event shall the aggregate fair market value
               (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

                    (iii) If, at the time an ISO is granted under the Plan, the
               Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (a) the last reported sales price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (b) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (c) the closing bid price (or the average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an ISO is granted under the Plan, "fair market value" shall be deemed to be the fair market value of the Common Stock as determined by the applicable Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

               C. Duration of ISOs. Subject to earlier termination as provided in subparagraphs F and G hereunder, each ISO shall expire on the date specified by the applicable Administrator, but not more than (i) ten years from the date of grant in the case of ISOs generally, and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to the foregoing provisions and such earlier termination as provided in said subparagraphs F and G, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to subparagraph K below.

               D. Eligible Employees. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan.

               E. Acceleration of Exercise of ISOs. The Administrator shall not, without the consent of the Optionee, accelerate the exercise date of any installment of any ISO granted to any employee (and not previously converted into a Non-Qualified Option pursuant to subparagraph K below) if such acceleration would violate the annual vesting limitation contained in Section 422A(d) of the Code, as described in subparagraph B(ii) hereinabove.

               F. Effect of Termination of Employment on ISOs. If an ISO Optionee ceases to be employed by the Company or any Related Corporation other than by reason of death or disability (as such term is defined in subparagraph G hereunder), any ISO granted to such Optionee within the six-month period immediately preceding such termination shall be cancelled forthwith. With respect to any ISOs granted to such Optionee more than six months prior to such termination, no further installments of such ISOs shall become exercisable and his ISOs shall terminate after the passage of 90 days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to subparagraph K below. Leave of absence with the written approval of the applicable Administrator shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such Optionee's right to reemployment is guaranteed by statute. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the Optionee continues to be an employee of the Company or any Related Corporation.

               G. Effect of Death or Disability on ISOs. If an Optionee ceases to be employed by the Company or any Related Corporation by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the date specified in the ISO agreement, the ISO's specified expiration date or one year of the death of the Optionee.

         If an Optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the date specified in the ISO agreement, the ISO's specified expiration date or one year from the date of the termination of the Optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

               H. Adjustments. Any adjustment made pursuant to paragraphs 8(A) or (B) with respect to ISOs shall be made only after the applicable Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the applicable Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

               I. Notice to Company of Disqualifying Dispositions. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a "disqualifying disposition" of any Common Stock acquired pursuant to the exercise of an ISO. A "disqualifying disposition" is any disposition (including any sale) of such Common Stock before the later of
(a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

               J. Other Requirements. ISOs shall be issued subject to such additional requirements as may be imposed from time to time by the Code or the regulations issued thereunder.

               K. Conversion of ISOs into Non-Qualified Options: Termination of ISOs. The applicable Administrator, at the written request of any Optionee, may in its discretion take such actions as may be necessary to convert such Optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the applicable Administrator (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the applicable Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with the provisions of paragraph 5 or any other paragraph of the Plan. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The applicable Administrator, with the consent of the Optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

         5. Non-Qualified Options.

               A. Minimum Option Price. The price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. If, at the time a Non-Qualified Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Non-Qualified Option is granted and shall mean (i) the last reported sales price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or the average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time a Non-Qualified Option is granted under the Plan, "fair market value" shall be deemed to be the fair market value of the Common Stock as determined by the applicable Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

               B. Duration of Non-Qualified Options. Each Non-Qualified Option shall expire on the date specified by the applicable Administrator, but not more than ten (10) years from the date of grant.

               C. Vesting of Non-Qualified Options. Subject to any shorter or longer vesting period and any termination provisions which the applicable Administrator may impose, a Non-Qualified Option shall be exercisable as follows: (i) 20% of the shares under the Non-Qualified Option shall be exercisable one calendar year after the date of its grant, (ii) an additional 20% of the shares under the Non-Qualified Option shall be exercisable two calendar years after the date of its grant, (iii) an additional 20% of the shares under the Non-Qualified Option shall be exercisable three calendar years after the date of its grant, (iv) an additional 20% of the shares under the Non-Qualified Option shall be exercisable four calendar years after the date of its grant, and (v) the last 20% of the shares under the Non-Qualified Option shall be exercisable five calendar years after the date of its grant.

               D. Maintain Non-ISO Status. If the applicable Administrator determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422A of the Code and the regulations promulgated thereunder, to ensure that such Non-Qualified Option is not treated as an ISO.

         6. Outside Directors' Options.

               A. Grant. Upon becoming a director of the Company each outside director shall receive an option to purchase 10,000 shares of Common Stock and on June 15 of each calendar year after the date the Plan is approved by the shareholders of the Company, each outside director then serving shall receive an option to purchase 5,000 shares of Common Stock (individually, an "Outside Director's Option," and collectively, "Outside Directors' Options"). In order to phase in the Company's Outside Director's Option program, current outside directors shall be granted an Outside Director's Option to purchase 10,000 shares on June 15, 1995.

               B. Minimum Purchase Price. The exercise price per share of the Outside Directors' Options shall not be less than the fair market value per share of Common Stock on the date of such grant. If, at the time an Outside Director's Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Outside Director's Option is granted and shall mean (i) the last reported sales price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is !hen traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or the average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an Outside Director's Option is granted under the Plan, "fair market value" shall be the average of the three most recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

               C. Duration of Outside Directors' Options. Each Outside Director's Option shall expire five (5) years from the date of grant; otherwise, an Outside Director's Option shall not be subject to forfeiture or termination.

               D. Exercise. An outside director may exercise an Outside Director's Option, if exercisable, by providing written notice to the Company addressed to the Secretary of the Company at 9310 Broadway, Bldg. I, San Antonio, Texas 78217. The written notice shall specify the number of options being exercised, and by paying the full exercise price. The written notice shall also include such written representations, warranties and covenants as may be required by the Company, Company counsel or the applicable Administrator.

               E. Maintain Non-ISO Status. The applicable Administrator shall take whatever actions it deems necessary, under Section 422A of the Code and the regulations promulgated thereunder, to ensure that any such Outside Director's Option is not treated as an ISO.

               F. Holding Period and Termination. An outside director may not dispose of any shares acquired as a result of the exercise of an Outside Director's Option until six months after the date of the "grant" of the Outside Director's Option, as determined in accordance with Rule 16(b)-3. Upon the termination of the Plan or the unavailability of shares of Common Stock for issuance under the Plan, no additional Outside Directors' Options shall be granted.

         7. Written Agreements. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the applicable Administrator may from time to time approve. Such instruments shall conform to such terms, conditions and provisions as are applicable hereunder and may contain such other terms and conditions and provisions as the applicable Administrator deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Stock Rights. A Stock Right may provide for acceleration of exercise in the event of a change in control of the Company, in the discretion of and as defined by the applicable Administrator. The applicable Administrator may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

         8. Adjustments. Upon the happening of any of the following described events, an Optionee's rights with respect to Options granted to him hereunder, and the recipient's rights with respect to Common Stock to be acquired pursuant to an Award hereunder, shall be adjusted as hereinafter provided, unless otherwise specifically provided, in addition or to the contrary, in the written agreement between the recipient and the Company relating to such Stock Right.

               A. Certain Corporate Events. In the event shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each grantee of a Stock Right shall be entitled, subject to the conditions herein stated, to purchase (or have used for measurement purposes) such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock which such grantee would have been entitled to purchase (or have used for measurement purposes) except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange.

               B. Stock Dividends. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which at the time shall be subject to a Stock Right hereunder, each grantee upon exercising a Stock Right shall be entitled to receive (for the purchase price paid upon such exercise) (or have used for measurement purposes) the shares or other consideration as to which he is exercising his Stock Right and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, or other consideration as he would have received if he had been the holder of the shares as to which he is exercising (or which are used for measurement in connection with) his Stock Right at all times between the date of grant of such Stock Right and the date of its exercise.

               C. New Securities. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives new or additional or different shares or securities ("New Securities") in connection with a corporate transaction described in subparagraph A above or a stock dividend described in subparagraph B above as a result of owning such restricted Common Stock, such New Securities shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such New Securities were issued.

               D. Cash Dividends. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company, unless specified to the contrary by the applicable Administrator in the instrument evidencing such Stock Right.

               E. Fractional Shares. No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph E, would have been issued to a grantee pursuant to a Stock Right shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the grantee shall receive from the Company cash in lieu of such fractional shares.

               F. Adjustments. Upon the happening of any of the foregoing events described in subparagraphs A or B above, the class and aggregate number of shares set forth in paragraph 3 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Board shall determine the specific adjustments to be made under this paragraph 8 and, subject to paragraph 4(H), its determination shall be conclusive.

         9. Means of Exercising Stock Rights. A Stock Right (or any part or installment thereof) shall be exercised as specified in the written instrument granting such Stock Right, which instrument may specify any legal method of exercise. The holder of a Stock Right exercisable for shares shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 8 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

         10. Transferability of Stock Rights. Except as otherwise provided in the Plan, no Stock Right granted under the Plan shall be transferrable by an Optionee other than by (i) will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

         11. Term of the Plan. This Plan was adopted by the Board as of April 21, 1995, effective as of May 1, 1995, subject to approval of the Plan by the holders of a majority of the outstanding shares of the Company at the next meeting of shareholders present in person or by proxy at the next meeting of shareholders. Stock Rights may be granted under the Plan at any time on or after May 1, 1995, even if prior to the date of shareholder approval of the Plan; provided, however, that such date shall not be prior to the date on which the applicable Administrator acts to approve the grant or award. If the requisite shareholder approval is not obtained by April 21, 1996, any grants of ISOs under the Plan and any grants of Stock Rights to officers and directors, as the case may be, made prior to that date will be automatically rescinded, except in the case of an ISO granted to Wm. Stacy Locke which, in such event, shall remain in effect but without the benefits of this Plan.

         12. Termination; Amendment. The Board may terminate or amend the Plan in any respect at any time, except that (i) no amendment requiring shareholder approval under provisions of the Code and related regulations relating to ISOs or under Rule 16b-3 will be effective without approval of shareholders as required and within the times set by such rules, and (ii) no amendment may be made more than once every six (6) months to the provisions of the Plan dealing with, related to, affecting or governing Outside Directors' Options (other than those required to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, or Rule 16b-3).

         13. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Stock Rights authorized under the Plan shall be used for general corporate purposes.

         14. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

         15. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, an Outside Director's Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 4(I)), the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, or any other event in connection with a Stock Right, the Company, in accordance with Section 3402(a) of the Code, may require the Optionee, Award recipient, purchaser, or holder or exerciser of a Stock Right to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income.

         16. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Texas. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                    OUTSIDE DIRECTORS' STOCK OPTION AGREEMENT

         THIS OPTION AGREEMENT is made as of the ____ day of ___________, 19___, ("Date of Grant") by and between South Texas Drilling & Exploration, Inc., with its principal place of business at 9310 Broadway, Building 1, San Antonio, Bexar County, Texas (hereinafter called the "Company"), and ______________________ (hereinafter called the "Director"), a Director of the Company. This is an "Outside Directors' Option" issued pursuant to the Company's 1995 Stock Plan.

         WHEREAS, the Company desires to afford the Director an opportunity to purchase shares of the $.10 par value voting common stock of the Company (hereinafter called the "stock"), pursuant to and in accordance with the terms and provisions of the Company's 1995 Stock Plan applicable to Outside Directors' Options (hereinafter referred to as the "Plan") and as hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and Director's service as a director of the Company, the parties hereto agree as follows:

         1. The Plan. This Option Agreement is made pursuant to and in accordance with the terms and provisions of the Plan as adopted by the Board of Directors of the Company on April 21, 1995, and subject to the approval by a vote of a majority in interest of the stockholders of the Company on or before April 21, 1996. Anything in this Option Agreement to the contrary notwithstanding, the terms and provisions of the Plan applicable to Outside Directors' Options, all of which are incorporated herein by reference, shall be controlling in the event of any inconsistency herewith. By signing this Agreement, the Director acknowledges that he has received a copy of the Plan.

         2. Grant of Option. The Company hereby irrevocably grants to the Director the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of ______ shares of the stock (subject to adjustment as provided in the Plan) on the terms and conditions hereinafter set forth. The Date of the Grant of the Option is _____________.

         3. Purchase Price. The purchase price of the shares of the stock covered by the Option shall be $_______ per share (subject to adjustment as provided in the Plan), which the Company believes is the fair market value of the stock as of the Date of the Grant.

         4. Time Option is Exercisable. Until this Option is terminated, the Director shall have the right to purchase all or a portion of the stock subject to this Option at such times, and from time to time, as he might desire, subject to the terms and provisions hereinafter set forth. There is no obligation on the Director to purchase any of the stock subject to the Option.

         5. Exercise of Option. The Director may exercise this Option by giving written notice to the Company specifying the number of full shares to be purchased and accompanied by payment of the full price thereof. No exercise of the Option shall be complete and no stock shall be delivered to the Director prior to the time that the full purchase price for such stock has been paid. The purchase price shall be paid in cash. During the lifetime of the Director, the Option may not be exercised by any person (including the spouse of the Director) other than by the Director. Upon the death of the Director, the Option may be exercised by the personal representative, legatees or heirs of the Director until the earlier to occur of (a) the termination of the Option or the Plan by their terms or (b) the date one (1) year after the date of death of the Director.

         6. Nontransferability of Option. This Option is not transferable except by Will or by the laws of descent and distribution. This Option may not be assigned, transferred, pledged or hypothecated in any manner and shall not be subject to any form of execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions of this Agreement and the Plan, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and of no effect.

         7. Stockholder Rights. The Director shall not have any of the rights of a stockholder merely because of his ownership of the Option granted by this Agreement.

         8. Holding Period of Underlying Stock. The Director shall not dispose of any stock acquired as a result of the exercise of the Option until six months after the date of the grant of this Option.

         9. Requirements of Law. If any law or regulation of the Securities and Exchange Commission or any other federal or state commission or agency having jurisdiction requires the Company or the Director to take any action with respect to the stock acquired by the exercise of this Option, then the date upon which the Company shall deliver the stock shall be postponed until full compliance has been made with all such legal or regulatory requirements. Further, at or before the time of the delivery of the stock, the Director shall, if requested by the Company, deliver to the Company his written statement that he intends to hold the stock so acquired by him on exercise of this Option for investment and not with a view of resale or other distribution thereof to the public. Further, in the event the Company shall determine that, in compliance with the Securities Act of 1933, as amended, or any other applicable federal or state statute or regulation, it is necessary to register any of the shares of stock with respect to which an exercise of this Option has been made, or to qualify any such shares for exemption from any of such requirements, the Company shall take such action at its own expense, but not until such action has been completed shall the Option shares be delivered to the Director.

         IN WITNESS WHEREOF, the Company has caused this Outside Directors' Stock Option Agreement to be executed by an authorized officer, and the Director has hereunto set his hand, all as of the day and year first above written.

                                            SOUTH TEXAS DRILLING &
                                               EXPLORATION, INC.

                                            By:
                                               --------------------------------

                                            DIRECTOR:

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                        INCENTIVE STOCK OPTION AGREEMENT

         THIS OPTION AGREEMENT is made as of the ____ day of ___________, 19___, ("Date of Grant") by and between South Texas Drilling & Exploration, Inc., with its principal place of business at 9310 Broadway, Building 1, San Antonio, Bexar County, Texas (hereinafter called the "Company"), and ______________________ (hereinafter called the "Employee"), an employee of the Company.

         WHEREAS, the Company desires to afford the Employee an opportunity to purchase shares of the $.10 par value voting common stock of the Company (hereinafter called the "stock"), pursuant to and in accordance with the terms and provisions of the Company's 1995 Stock Plan (hereinafter referred to as the "Plan") and as hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and Employee's employment by the Company, the parties hereto agree as follows:

         1. The Plan. This Option Agreement is made pursuant to and in accordance with the terms and provisions of the Plan as adopted by the Board of Directors of the Company on April 21, 1995, and subject to the approval by a vote of a majority in interest of the stockholders of the Company on or before April 21, 1996. Anything in this Option Agreement to the contrary notwithstanding, the terms and provisions of the Plan, all of which are incorporated herein by reference, shall be controlling in the event of any inconsistency herewith. By signing this Agreement, the Employee acknowledges that he has received a copy of the Plan.

         2. Grant of Option. The Company hereby irrevocably grants to the Employee the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of ______ shares of the stock (subject to adjustment as provided in the Plan) on the terms and conditions hereinafter set forth. The Date of the Grant of the Option is _____________.

         3. Purchase Price. The purchase price of the shares of the stock covered by the Option shall be $_______ per share (subject to adjustment as provided in the Plan), which the Company believes is the fair market value of the stock as of the Date of the Grant.

         4. Time Option is Exercisable. Until this Option is terminated, the Employee shall have the right to purchase all or a portion of the stock subject to this Option at such times, and from time to time, as he might desire, subject to the terms and provisions hereinafter set forth. There is no obligation on the Employee to purchase any of the stock subject to the Option. The Option shall be exercised as follows:

                  (1) Twenty percent (20%) of the shares under Option shall become exercisable on __________, 199_.

                  (2) An additional twenty percent (20%) (being forty percent (40%) of the total shares under Option) shall become exercisable __________, 199_, two (2) years after Date of Grant.

                  (3) An additional twenty percent (20%) (being sixty percent (60%) of the total shares under Option) shall become exercisable ____________, 199_.

                  (4) An additional twenty percent (20%) (being eighty percent (80%) of the total shares under Option) shall become exercisable _______________, 199_.

                  (5) An additional twenty percent (20%) (being one hundred percent (100%) of the total shares under Option) shall become exercisable ___________, 2000.

         5. Exercise of Option. The Employee may exercise this Option by giving written notice to the Company specifying the number of full shares to be purchased and accompanied by payment of the full price thereof. No exercise of the Option shall be complete and no stock shall be delivered to the Employee prior to the time that the full purchase price for such stock has been paid. The purchase price shall be paid in cash. During the lifetime of the Employee, the Option may not be exercised by any person (including the spouse of the Employee) other than by the Employee. Upon the death of the Employee, the Option may be exercised by the personal representative, legatees or heirs of the Employee until the earlier to occur of (a) the termination of the Option or the Plan by their terms or (b) the date one (1) year after the date of death of the Employee.

         6. Nontransferability of Option. This Option is not transferable except by Will or by the laws of descent and distribution. This Option may not be assigned, transferred, pledged or hypothecated in any manner and shall not be subject to any form of execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions of this Agreement and the Plan, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and of no effect.

         7. Stockholder Rights. The Employee shall not have any of the rights of a stockholder merely because of his ownership of the Option granted by this Agreement.

         8. Employment. The grant of this Option shall not impose upon the Company any obligation whatsoever to retain the Employee in its employ for any period. This Option is personal to the Employee and may be exercised by him as provided in the Plan only if he is continuously employed by the Company from the date of the granting of this Option to the date of its exercise, except as otherwise provided herein and in the Plan. Should such employment be terminated by the Company (for any reason whatsoever or for no reason) or by the voluntary action of the Employee for any reason (other than by reason of the death of the Employee), this Option, to the extent that it has not been exercised, shall terminate three (3) months after the date of termination of employment (the "Termination Date") and shall not be exercised after the

Termination Date.

         9. Requirements of Law. If any law or regulation of the Securities and Exchange Commission or any other federal or state commission or agency having jurisdiction requires the Company or the Employee to take any action with respect to the stock acquired by the exercise of this Option, then the date upon which the Company shall deliver the stock shall be postponed until full compliance has been made with all such legal or regulatory requirements. Further, at or before the time of the delivery of the stock, the Employee shall, if requested by the Company, deliver to the Company his written statement that he intends to hold the stock so acquired by him on exercise of this Option for investment and not with a view of resale or other distribution thereof to the public. Further, in the event the Company shall determine that, in compliance with the Securities Act of 1933, as amended, or any other applicable federal or state statute or regulation, it is necessary to register any of the shares of stock with respect to which an exercise of this Option has been made, or to qualify any such shares for exemption from any of such requirements, the Company shall take such action at its own expense, but not until such action has been completed shall the Option shares be delivered to the Employee.

         10. Tax Benefits. Under the terms of Sections 421 and 422A of the Code, the Employee is entitled to certain federal income tax advantages upon exercise of this incentive stock option. The tax benefits are available, however, only if the Employee does not dispose of stock acquired pursuant to this Agreement within two (2) years from the date the Option was granted nor within one (1) year after the transfer of the shares to the Employee upon exercise of the Option.

         IN WITNESS WHEREOF, the Company has caused this Incentive Stock Option

Agreement to be executed by an authorized officer, and the Employee has hereunto set his hand, all as of the day and year first above written.

                                            SOUTH TEXAS DRILLING &
                                               EXPLORATION, INC.

                                            By:
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                                            EMPLOYEE:

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